UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 20, 2019

REZOLUTE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54495	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Redwood Shores Pkwy, Suite 315, Redwood City, CA 94065
 (Address of Principal Executive Offices, and Zip Code)

650-206-4507
Registrant’s Telephone Number, Including Area Code

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers:  Compensatory Arrangements of Certain Officers.

Appointment of Directors

On November 20, 2019, the Board of Directors (the "Board") of Rezolute, Inc. (the "Company") appointed Gil Labrucherie and Junghee Lim to the Board.

Mr. Labrucherie is currently Chief Operating Officer and Chief Financial Officer of Nektar Therapeutics, and brings more than 20 years of professional experience to the Company. Most recently, and prior to his tenure as CFO, he served as Senior Vice President, General Counsel and Secretary of Nektar from 2007 to 2016. Mr. Labrucherie received his J.D. from University of California Boalt Hall School of Law, where he was a member of the California Law Review and Order of the Coif, and received his B.A. from the University of California, Davis.  Mr. Labrucherie is a member of the State Bar of California and is a Certified Management Accountant. Mr. Labrucherie will serve as the chairman of the Company’s audit committee.

Mr. Lim is currently the Director of the Bio Team of InterVest Corporation in Seoul, Korea, and brings a wealth of biotech industry experience to the Company. Most recently, and prior to his tenure as Director, he served as the Manager of the Technology Planning team of ISU ABXIS Corporation. Mr. Lim received his Master of Science from the Yonsei University Graduate School of Engineering. Mr. Lim served as a corporal in the 72nd Division of the Korean Army while obtaining his Bachelor of Science degree from Yonsei University’s Department of Biotechnology.

Each newly appointed director is independent as defined by NASDAQ Rule 5605(a)(2). There were no arrangements or understandings by which Mr. Labrucherie nor Mr. Lim was named a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: November 25, 2019	By:	/s/ Keith Vendola
Keith Vendola Chief Financial Officer